EXHIBIT 10.2

                             CONSENT OF SURETY


     WHEREAS, RBF Exploration Co., a Nevada corporation ("Issuer") entered into that certain Trust Indenture and Security Agreement dated as of August 12, 1999 ("Indenture") with Chase Bank of Texas, National Association, as Trustee ("Trustee") as supplemented and amended by that certain Supplemental Indenture and Amendment of even date herewith (the "Supplemental Indenture") by and among BTM Capital Corporation, a Delaware corporation ("Independent Owner"), Trustee and Issuer; and

     WHEREAS, Travelers Casualty and Surety Company of America and American Home Assurance Company (each, a "Surety") and RBF Exploration II Inc. ("RBF II") entered into that certain Performance Bond dated August 18, 1999 (the "First Bond"), and whereas, in replacement of the First Bond, RBF II, the Sureties and the Independent Owner have entered into that certain Performance Bond of even date herewith: and

     WHEREAS, Issuer now desires to amend or replace, or have amended or replaced, certain documents subject or related to the Indenture that are listed on Schedule A hereto (the "Amended Documents") in connection with the delivery of the Drilling Rig (as defined in the Indenture) (the "Stage One Delivery"); and

     WHEREAS, Issuer now desires to enter into, or have entered into or created, certain documents that are listed on Schedule B hereto (the "New Documents" and collectively with the Amended Documents, the "Stage One Documents") in connection with the Stage One Delivery;

     NOW, THEREFORE, to comply with the provisions of Article 11 of the Indenture and to allow for the Stage One Delivery, the undersigned Surety hereby expressly agrees, consents or declares to Trustee as follows:

     1.   Definitions.   Unless otherwise defined herein, capitalized terms
used herein shall have the meaning ascribed thereto in the Supplemental Indenture or, if not therein, the Indenture.

     2. Documents. Surety has received copies of each of the Stage One Documents and hereby consents, to the extent required by the Indenture or the First Bond, to (a) the amendment, change or novation of the Amended Documents and (b) the execution and delivery of each of the New Documents. Surety hereby directs Trustee, to the extent required or permitted by the Indenture, to (a) execute and deliver each of the New Documents to which Trustee is a party and (b) deliver to the Sureties the First Bond.

     3. Security Interests. Surety hereby consents, to the extent required by the Indenture or the First Bond, (a) to the release of the security interest by the Trustee as provided in Section 2.03(a) of the Supplemental Indenture, (b) to the concurrent grant of the security interest by the Independent Owner to Trustee as provided in Article 3 of the Supplemental Indenture and (c) to the creation, modification or release of such other liens, if any, provided for in the New Documents.

     4. Trustee Consent Authorized. Surety hereby consents, to the extent required by the Indenture or the First Bond, to the consents given by the Trustee under Article 2 of the Supplemental Indenture.

                         [signature page follows]



     IN WITNESS WHEREOF, the undersigned Surety has caused this Consent of Surety to be executed and delivered by its duly authorized officer as of February 1, 2000.

                         SURETY:

                         TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

                         By:______________________________
                         Name:
                         Title:

                         SURETY:

                         AMERICAN HOME ASSURANCE COMPANY

                         By:______________________________
                         Name:
                         Title:

                         SCHEDULE A

                             Amended Documents

1.   Indenture

2.   Construction Contract

3.   Construction Supervisory Agreement

4.   Performance Guarantee

5.   Performance Bond

6.   Note Purchase Agreements

7. UCC-1 Financing Statement file number 99-164271 executed by Issuer in favor of Trustee filed on August 16, 1999

                                SCHEDULE B

                               New Documents

1.   Supplemental Indenture

2.   Amendment to Note Purchase Agreement

3.   New Performance Bond

4.   First Preferred Ship Mortgage

5.   New Construction Supervisory Agreement

6.   Sale and Funding Agreement

7.   Novation Agreement

8. Certain UCC-1 Financing Statements executed by Issuer and Independent Owner in favor of Trustee relating to security interests granted under the Indenture, Supplemental Indenture and the Assignment of Interests

9. UCC-3 Financing Statement Change executed by Issuer and Trustee affecting and evidencing the transaction contemplated by the Stage One Documents

10.  New Performance Guarantee